SECOND AMENDMENT TO
RESTATED LOAN AND SECURITY AGREEMENT


     THIS AMENDMENT is entered into as of June 23, 1997, between ASSOCIATES MORTGAGE FUNDING CORPORATION, a Delaware corporation ("Associates"), RYLAND MORTGAGE COMPANY, an Ohio corporation ("Ryland"), BANK ONE, TEXAS, N.A., as Agent ("Agent"), and the Lenders executing this amendment.

     Associates and Ryland (the "Companies"), Agent, and certain lenders are party to the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of June 16, 1995. This amendment is for the purpose of, among other things, extending the maturity date, reducing the total commitments, reducing the provision for the unilateral increase of total commitments, changing certain collateral and borrowing-base provisions, changing certain financial covenants, revising certain sublimits under the Loan Agreement, and removing certain lenders from and adding others to the Loan Agreement. Accordingly, for adequate and sufficient consideration, the parties to this amendment agree as follows:

     1. TERMS AND REFERENCES. Unless otherwise stated in this amendment (a) terms defined in the Loan Agreement have the same meanings when used in this amendment and (b) references to "Sections," "Schedules," and "Exhibits" are to the Loan Agreement's sections, schedules, and exhibits.

     2.    AMENDMENTS.  The Loan Agreement is amended as follows:

           (a) Section 1.1 is amended to add, delete, or amend the following terms, as the case may be:

                 Acknowledgment Agreement means, at any time and as applicable, the form of Acknowledgement Agreement then required by
           (a) FHLMC to be executed as a condition to the creation of a security interest in Servicing Rights for Mortgage Pools serviced for FHLMC, completed and executed by Ryland, Agent, (if necessary) each Lender, and FHLMC, and otherwise in form acceptable to Agent, together with every supplement to and replacements for that agreement in accordance with FHLMC Guide, (b) FNMA to be executed as a condition to the creation of a security interest in Servicing Rights for Mortgage Pools serviced for FNMA, completed and executed by Ryland, Agent, (if necessary) each Lender, and FNMA, and otherwise in form acceptable to Agent, together with every supplement to and replacement for that agreement in accordance with the FNMA Guide, or c GNMA to be executed as a condition to the creation of a security interest in Servicing Rights for Mortgage Pools serviced for GNMA, completed and executed by Ryland, (if necessary) each Lender, and GNMA, and otherwise in form acceptable to Agent, together with every supplement to and replacements for that agreement in accordance with GNMA Guide.

                 Adjusted-Net Worth -- for Ryland, on a consolidated basis, and at any time -- Ryland's stockholders' equity reflected on its balance sheet.

                 Adjusted-Tangible-Net Worth means -- for Ryland, on a consolidated basis, at any time, and without duplication -- the sum of:

                       (a)   Ryland's Adjusted-Net Worth; plus

                       (b) Ryland's long-term Debt if its maturity is no earlier than 30 days after the Stated-Termination Date and its payment is subordinated to payment of the Senior Obligations in form and substance acceptable to Determining Lenders; plus

                       (c) The greater of either (i) 90% of the Appraised Value of Ryland's Eligible-Servicing Portfolio or (ii) 1% of the principal balance of Mortgage Loans in Ryland's Eligible-Servicing Portfolio; minus

                       (d) Purchasing and originated Servicing Rights as shown on Ryland's balance sheet; minus

                       (e)   Ryland's goodwill, including, without
                 limitation, any amounts representing the excess of the purchase price paid for acquired assets, stock, or interests over the book value assigned to them; minus


                       (f) Ryland's patents, trademarks, service marks, trade names, and copyrights; minus

                       (g)   Ryland's other intangible assets.

                 Appraised Value means, at any time for the Servicing Portfolio, the appraised value determined in the then-most recent appraisal provided under Section 7.1(g).

                 Closing Date means June 16, 1995.

                 Stated-Termination Date means June 1, 2000.

                 Warehouse Sublimit means $260,000,000.

           (b) The dollar amount "$375,000,000" in Section 2.5(a) is entirely amended to be "$290,000,000."

           (c)   A new Section 7.1(g) is added as follows:

                 (g) Appraised Value. Promptly when available but at least within 30 days after the last day of each fiscal quarter of Ryland, an appraisal of Ryland's Servicing Portfolio prepared in a manner acceptable to Agent either (i) by Ryland internally or (ii) if Agent or Determining Lenders ever deem any reduction in the reported appraised value to be material, then by an independent appraiser acceptable to Determining Lenders.

           (d) The dollar amount "$40,000,000" in Section 9.1(b) is entirely amended to be "$30,000,000."

           (e) The dollar amount "$55,000,000" in Section 9.1(c) is entirely amended to be "$40,000,000."
           (f)   Section 9.4 is entirely amended as follows:

                 9.4 Cash Flow. The sum of Ryland's net income (excluding any recognized non-cash income) or loss plus (to the extent deducted in calculating that net income or loss) amortization, depreciation, and other non-cash charges (on a consolidated basis) may never be less than $1.00 at the end of any of Ryland's fiscal quarters for the four-fiscal-quarter periods then ended.

           (g) The dollar amount "$4,000,000,000" in Section 9.5(a) is entirely amended to be "$3,000,000,000."

           (h)   Part F on Schedule 1.1(c) is entirely amended as follows:

              F. Eligible-Servicing Portfolio. All of the Servicing Portfolio (1) for which Ryland owns the Servicing Rights,
                    (2) which cover mortgage loans for residential-real property consisting of land and a one- to four-family dwelling or a condominium unit that is ready for occupancy but not a multi-family dwelling for more than four families or a co-op, and (3) which are not under any sub-servicing or master-servicing arrangements and which arise only under Servicing Contracts with FHLMC, FNMA, or GNMA.

           (i) The introductory provisions of Part B on Schedule 1.1(d) are entirely amended as follows:

            A. Borrowing Base for Mortgage Collateral means, at any time, an amount equal to the sum of:

                       (a) The Borrowing Base for Eligible-Gestation Collateral; plus

                       (b) 99% of the Market Value of all Eligible-Mortgage Securities; plus

                       (c) An amount (as reduced by any of the matters listed in Items 1 through 7 below) in respect of all Eligible-Mortgage Loans that are not
                             Eligible-Gestation Collateral equal to the least of:

                             98% of the total outstanding principal balance of those Eligible-Mortgage Loans.

                             98% of the total Market Value of those Eligible-Mortgage Loans.

                             100% of the total face amount (less discounts) of those Eligible-Mortgage Loans.

           (j)   Item 13 on Schedule 8.3 is entirely amended as follows:

                       Loans or advances by Ryland to Ryland Group in the
                 management of the Companies' cash so long as (a) they are not made at a time when (and do not cause) a Default or any default by Ryland Group in respect of any of its material debt, and (b) the total of those loans and advances never (without the prior written approval by Agent) exceeds 20% of Ryland's consolidated stockholders' equity.

           (k) Schedules 1.1(a) and 1.1(b) and Exhibits C-3 and C-6 are respectively amended in the forms of (and each reference in the Loan Papers to those schedules and exhibits are now to) the attached Amended Schedules 1.1(a) and 1.1(b) and Amended Exhibits C-3 and C-6, respectively.

     3.    SETTLEMENT OF FUNDS.

           (a) In accordance with Section 2.5(d), Borrower has terminated the Commitments of certain lenders party to the Loan Agreement before the effectiveness of this amendment, and on the effective date of this amendment Borrower shall pay to Agent for the account of those terminated lenders all amounts owing to those lenders in accordance with Sections 2.5(d)(ii).

           (b) In accordance with the amendments reflected in the attached Amended Schedule 1.1(a), certain Lenders are added as parties to the Loan Agreement by the effectiveness of this amendment, and on the effective date of this amendment those Lenders shall each jointly and severally pay to Agent their respective Commitment Percentages of the Principal Debt remaining after the payments by Borrower under Paragraph 3(a) above.

           (c) In accordance with the amendments reflected in the attached Amended Schedule 1.1(a), certain Lenders have increased their respective Commitments by the effectiveness of this amendment, and on the effective date of this amendment those Lenders shall each jointly and severally pay to Agent their respective increased Commitment Percentages of the Principal Debt remaining after the payments by Borrower under Paragraph 3(a) above.

           (d) In accordance with the amendments reflected in the attached Amended Schedule 1.1(a), certain Lenders have decreased their respective Commitments by the effectiveness of this amendment, and -- subject to the receipt of payments of funds under clauses (b) and (c) above, Agent shall pay to those Lenders their respective decreased Commitment Percentages of the Principal Debt remaining after the payments by Borrower under Paragraph 3(a) above.

Upon receipt of replacement Notes pursuant to this amendment, each Lender severally agrees to return to Companies the Note or Notes being replaced.

     4. CONDITIONS PRECEDENT. Notwithstanding any contrary provision, the foregoing provisions in this amendment are not effective unless (a) the representations and warranties in this amendment are true and correct and (b) Agent receives (i) counterparts of this amendment executed by the Companies and all Lenders, and (ii) each other document and item listed on the attached Annex A.

     5. REPRESENTATIONS AND WARRANTIES. To induce Agent and Lenders to enter into this amendment, the Companies jointly and severally represent and warrant to Agent and Lenders that, as of the date of this amendment and on the date of its execution (a) each Company has all requisite authority and power to execute, deliver, perform its obligations under this amendment, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Tribunal, do not violate its corporate charter or bylaw or (except where not a Material-Adverse Event) violate any Law applicable to it or any material agreement to which it or its assets are bound, (b) upon execution and delivery by all parties to it, this amendment will constitute each Company's legal and binding obligation, enforceable against it in accordance with this document's terms except as that enforceability may be limited by Debtor Laws and general principles of equity, (c) all other representations and warranties in the Loan Papers are true and correct in all material respects except to the extent that
(i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Papers, and (d) no Material-Adverse Event, Default, or Potential Default exists.

     6. RATIFICATION. To induce Agent and Lenders to enter into this amendment, the Companies ratify and confirm (a) all provisions of the Loan Papers as amended by this amendment and (b) that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent or Lenders under the Loan Papers (as they may have been revised, extended, and amended) continue to guarantee, assure, and secure the full payment and performance of the Obligation (including, without limitation, all amounts evidenced now or in the future by any note delivered under this amendment).

     7. EXPENSES. The Companies shall jointly and severally pay all costs, fees, and expenses paid or incurred by Agent incident to this amendment, including, without limitation, the reasonable fees and expenses of Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this amendment and any related documents.

     8. MISCELLANEOUS. All references in the Loan Papers to the "Loan Agreement" are to the Loan Agreement, as amended by this amendment. This amendment is a "Loan Paper" referred to in the Loan Agreement, and the provisions relating to Loan Papers in the Loan Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Loan Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment and the other Loan Papers represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties. There are no unwritten oral agreements between the parties. This amendment binds and inures to the Companies, Agent, Lenders, and their respective successors and permitted assigns.

Remainder of page intentionally blank.
Signature pages follow.


EXECUTED as of the day and year first stated above.

ASSOCIATES MORTGAGE FUNDING
CORPORATION                       RYLAND MORTGAGE COMPANY


       BRUCE N. HAASE                             BRUCE N. HAASE
By:   ---------------------               By:  ---------------------
Name:  Bruce N. Haase                            Bruce N. Haase
Title: Treasurer                                 Treasurer


BANK ONE, TEXAS, N.A., a Lender and
Agent                                     NATIONSBANK OF TEXAS, N.A., a Lender

       PAUL J. LAZUSKY                          ELIZABETH S. KURILECZ
By:---------------------                By   ---------------------
       Paul J. Lazusky, Vice President           Elizabeth S. Kurilecz, Senior
                                                 Vice President


TEXAS COMMERCE BANK NATIONAL              BANK OF AMERICA, a Lender
ASSOCIATION, a Lender

       PAMELA E. SKINNER                        DONALD EPPLEY
By:  ---------------------                By   ---------------------
       Pamela E. Skinner, Vice President         Donald Eppley, Vice President


NBD BANK, a Lender                        PNC BANK, KENTUCKY, INC., a Lender

       ANN H. CHUDACOFF                          SCOTT GOODWIN
By:  ---------------------                By   ---------------------
       Ann H. Chudacoff, Vice President          Scott Goodwin, Vice President


THE FIRST NATIONAL BANK OF                GUARANTY FEDERAL BANK, F.S.B.,
MARYLAND, a Lender                        a Lender

       KELLIE M MATTHEWS                         GREGORY W. JACKSON
By   ---------------------                By   ---------------------
       Kellie M. Matthews, Vice President        Gregory W. Jackson,
                                                 Senior Vice President


FIRST BANK NATIONAL ASSOCIATION,          FIRST UNION NATIONAL BANK OF
a Lender                                  NORTH CAROLINA, a Lender
       DAVID R. PETERSON                         SINCLAIR ELLETT
By   ---------------------                By   ---------------------
       David R. Peterson, Senior Vice            Sinclair Ellett, Vice
       President                                 President


SUNTRUST BANK, ATLANTA, a Lender

       CATHIE KISSICK
By   ---------------------
       Cathie Kissick, Vice President



ANNEX A

CLOSING DOCUMENTS

Unless otherwise specified, all dated as of June 23, 1997 (the "Amendment Closing Date"), or a date not more than 30 days before that date (a "Current Date").

H&B  [1.]  SECOND AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT (the
           "Amendment") between ASSOCIATES MORTGAGE FUNDING CORPORATION, a Delaware corporation ("Associates"), RYLAND MORTGAGE COMPANY, an Ohio corporation ("Ryland"), certain lenders ("Lenders"), and BANK ONE, TEXAS, N.A., as agent for itself and the other Lenders ("Agent") -- all of the terms of which or incorporated in which have the same meanings when used in this annex -- accompanied by:

                 Annex A                   -     Closing Documents
                 Amended Schedule 1.1(a)   -     Lenders and Commitments
                 Amended Schedule 1.1(b    -     Wiring Instructions
                 Amended Exhibit C-3       -     Borrowing-Base Report for
                                                    Mortgage Collateral
                 Amended Exhibit C-6       -     Compliance Certificate

H&B  [2.]  ASSOCIATES NOTES in the total stated principal amounts of
           $260,000,000, executed by Associates, one each payable to each Lender's order, in substantially the form of Exhibit A-1 to the Loan Agreement, and otherwise described as follows:

                      Payee                                        Amount
           Bank One, Texas N.A.                                $39,900,000
           NationsBank of Texas, N.A.                           39,000,000
           Texas Commerce Bank National Association             39,000,000
           Bank of America                                      28,200,000
           NBD Bank                                             21,700,000
           PNC Bank, Kentucky, Inc.                             18,600,000
           The First National Bank of Maryland                  17,300,000
           Guaranty Federal Bank, F.S.B.                        17,300,000
           First Bank National Association                      13,000,000
           First Union National Bank of North Carolina          13,000,000
           SunTrust Bank, Atlanta                               13,000,000

H&B  [3.]  RYLAND NOTES in the total stated principal amount of $40,000,000, executed by Ryland, one each payable to each Lender's order, in substantially the form of Exhibit A-3 to the Loan Agreement, and otherwise described as follows:


                     Payee                                        Amount
           Bank One, Texas N.A.                                $6,400,000
           NationsBank of Texas, N.A.                           6,000,000
           Texas Commerce Bank National Association             6,000,000
           Bank of America                                      4,300,000
           NBD Bank                                             3,000,000
           PNC Bank, Kentucky, Inc.                             2,900,000
           The First National Bank of Maryland                  2,700,000
           Guaranty Federal Bank, F.S.B.                        2,700,000
           First Bank National Association                      2,000,000
           First Union National Bank of North Carolina          2,000,000
           SunTrust Bank, Atlanta                               2,000,000

H&B  [4.]  INTERCOMPANY NOTE in the stated principal amount of $500,000,000, executed by Ryland, payable to Associate's order, endorsed to Agent's order on behalf of Lenders, and in substantially the form of Exhibit A-4 to the Loan Agreement.

      5.   [Intentionally Blank.]

H&B  [6.]  AMENDMENT TO FHLMC ACKNOWLEDGMENT AGREEMENT executed in the form required by FHLMC by Ryland, Agent, and  FHLMC.

H&B  [7.]  AMENDMENT TO FNMA ACKNOWLEDGMENT AGREEMENT executed in the form required by FNMA by Ryland, Agent, each Lender, and FNMA.

H&B  [8.]  GNMA ACKNOWLEDGMENT AGREEMENT executed in the form required by GNMA by Ryland, Agent, and GNMA.

Agent[9.]  AMENDED CUSTODIAL FEES AGREEMENT between the Companies and Agent.

H&B  [10.] OFFICERS' CERTIFICATE for Associates executed by the Treasurer and
           Assistant Secretary of Associates as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Papers,
           (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Papers, (c) its corporate charter, (d) statement regarding no amendment, and (e) Bylaws, accompanied by:

Exhibit A - Resolutions

H&B  [11.] OFFICERS' CERTIFICATE for Ryland executed by the Treasurer and
           Assistant Secretary of Ryland as to (a) the due incumbency of its officers authorized to execute or attest to the Loan Papers, (b) resolutions duly adopted by its directors approving and authorizing the execution of the Loan Papers, (c) its corporate charter, (d) statement regarding no amendment, and (e) Bylaws, accompanied by:

Exhibit A - Resolutions

      12. CERTIFICATES OF QUALIFICATION, GOOD STANDING, AND AUTHORITY for the Companies, issued as of Current Dates by the appropriate Tribunals for the following jurisdictions:

              Company     Jurisdiction        Certificate              Date
             Associates        DE        Existence/Good Standing      05/02/97
             Ryland            OH        Existence/Good Standing      05/02/97
                               MD        Authority/Good Standing      05/02/97
                               TX        Authority                    05/02/97
                                         Good Standing                05/02/97


     13. Such other documents and items as Agent or any Lender may deem appropriate.



AMENDED SCHEDULE 1.1(a)

LENDERS AND COMMITMENTS


                                              Receivables/
                             Warehouse      Working Capital
Name of Lender               Commitment       Commitment         Total

Bank One, Texas, N.A.
Mortgage Finance Group
1717 Main Street
Dallas, TX 75201
Attn: Paul J. Lazusky,
Vice President               $39,900,000      $6,400,000      $46,300,000
Fed Tax ID No. 75-2270994
Tel (214) 290-2780
Fax (214) 290-2054

NationsBank of Texas, N.A.
Financial Institutions Department
901 Main Street, 66th Floor
MC # TX1-492-66-01
Dallas, TX  75283-1000
Attn: Elizabeth S. Kurilecz,
Senior Vice President         39,000,000       6,000,000       45,000,000
Fed Tax ID No. 75-2238693
Tel (214) 508-0975
Fax (214) 508-0604

Texas Commerce Bank National Association
717 Travis 7th Floor
07TCB South 56
Houston, TX  77252-7056
Attn: Robert A. Salcetti,
Senior Vice President         39,000,000       6,000,000       45,000,000
Fed Tax ID No. 74-0800980
Tel (713) 546-7702
Fax (713) 216-2082

Bank of America
Commercial Real Estate Services Division
Mortgage Warehousing 5134
24022 Calle de la Plata, Suite 405
Laguna Hills, CA 92653
Attn:  Donald Eppley,
Vice President                28,200,000       4,300,000       32,500,000
Fed Tax ID No. 94-1687665
Tel (714) 951-4171
Fax (714) 951-4055

NBD Bank
One First National Plaza
Mail Suite 0155
Chicago, IL 60670-0085
Attn: Ann H. Chudacoff,
Vice President                21,700,000       3,000,000      $24,700,000
Fed Tax ID No. 38-0864715
Tel (312) 732-1100
Fax (312) 732-6222

PNC Bank, Kentucky, Inc.
Warehouse Lending
500 West Jefferson
Suite 1200
Louisville, KY  40296
Attn:  Scott Goodwin          18,600,000       2,900,000       21,500,000
Fed Tax ID No. 610191580
Tel (502) 581-2667
Fax (502) 581-3919

The First National Bank of Maryland
25 South Charles Street
Mail Code 101-744
Corporate Banking Division, 18th Floor
Baltimore, MD  21201
Attn: Kellie M. Matthews,
Vice President                17,300,000       2,700,000       20,000,000
Fed Tax ID No. 520312840
Tel (410) 244-4864
Fax (410) 244-4294

Guaranty Federal Bank, F.S.B.
8333 Douglas Ave., 10th Floor
Dallas, TX  75225
Attn: James B. Clapp,
Assistant Vice President      17,300,000       2,700,000       20,000,000
Fed Tax ID No. 74-2511478
Tel (214) 360-1968
Fax (214) 360-1660

First Bank National Association
Mortgage Banking Services
First Bank Place/MPFP0801
601 Second Ave. South
Minneapolis, MN  55402-4302
Attn: John Crenshaw,
Vice President                13,000,000       2,000,000       15,000,000
Fed Tax ID No. 41-0256895
Tel (612) 973-0572
Fax (612) 973-0826

First Union National Bank of North Carolina
Capital Markets
One First Union Center, DC-6
301 South College Street
Charlotte, NC  28228-0600
Attn: Sinclair Ellett,
Vice President                13,000,000       2,000,000       15,000,000
Fed Tax ID No. 56-0900030
Tel (704) 383-1418
Fax (704) 374-7102

SunTrust Bank, Atlanta
Mail Code 118, 26th Floor
25 Park Place, N.E.
Atlanta, GA 30303
Attn: Christopher H. Cotter,
Banking Officer               13,000,000       2,000,000       15,000,000
Fed Tax ID No. 580466330
Tel (404) 588-7794
Fax (404) 658-4905
Total                        260,000,000      40,000,000     $300,000,000


AMENDED SCHEDULE 1.1(b)
WIRING INSTRUCTIONS
------------------------------------------------------------------------------
       Party               Location of Account        ABA#         Account No.
------------------------------------------------------------------------------
Associates Mortgage
   Funding Corporation     Chemical, Delaware       0311-0026-7  6301215806500

Ryland Mortgage Company    --                           --                  --

Bank One, Texas, N.A.      Bank One, Dallas           111000614     0100073055

Bank of America            Costa Mesa, California   121-000-358    56199-83980

First Bank National
   Association             First Bank, Minn.        091000022   1702-2508-7585

NBD Bank                   NBD, Detroit             072000326  0093054 1690973

The First National
   Bank of Maryland        First National, Baltimore  052000113     0301789102

First Union National Bank
   of North Carolina       First Union, Charlotte     053000219            n/a

Guaranty Federal
   Bank, F.S.B             Guaranty Federal, Dallas   314970664    19406514043

NationsBank of Texas,      N.A..NationsBank, Dallas   111000025  129-200-088-3

PNC Bank, Kentucky, Inc.   PNC Kentucky, Louisville   083000108     3000990597

SunTrust Bank, Atlanta     SunTrust, Atlanta          061000104     8892170730

Texas Commerce Bank
   National Association    TCB, Houston             113000609   7 001136825800

------------------------------------------------------------------------------
        Party                    Attention/Phone No.                 Reference
------------------------------------------------------------------------------

Associates Mortgage
   Funding Corporation         --                                      Paydown

Ryland Mortgage Company        --                                          --

Bank One, Texas, N.A.          Gloria Sadler (214)290-6069         Ryland Mfg.

Bank of America                Mr. Sandy Obnillas (213)345-9404

First Bank National
   Association                 Carolynn Kiewatt
                               (612)973-0493                       Asso/Ryland

NBD Bank                       Commercial Loans (312)225-2579  Asso/Ryland Mg.

The First National
   Bank of Maryland            Marty Wolfe (410)244-6542              00005414

First Union National Bank
   of North Carolina           Lisa Brown (704) 383-5256       Ryland Mortgage

Guaranty Federal
   Bank, F.S.B                 Ronny O'Neal (214)360-4802          Ryland Mtg.

NationsBank of Texas, N.A.     Mark Johnson
                               (214)508-9349 (214)508-0944(fax)    Ryland Mtg.

PNC Bank, Kentucky, Inc.       Warehouse Lending               Associates Mtg.

SunTrust Bank, Atlanta         Audrey Davies (404)588-8341.        Assoc. Mtg.

Texas Commerce Bank
   National Association        Billie Hankey (713)775-5471                  --





AMENDED EXHIBIT C-3

BORROWING-BASE REPORT FOR MORTGAGE COLLATERAL


AGENT:     Bank One, Texas, N.A.                   DATE:             , 199
                                                        ------------       ---

FOR:       Associates Mortgage Funding Corporation and Ryland Mortgage Company



     This report is delivered to the Companies and Lenders under the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of June 16, 1995, between Associates Mortgage Funding Corporation, Ryland Mortgage Company, Agent, and certain lenders. Terms defined in the Loan Agreement have the same meanings when used (unless otherwise defined) in this report. Agent has calculated the Borrowing Base for Mortgage Collateral and its various components as of the date of this report.


1.   Borrowing Base (@ certain advance rates)
     (a)   B-Paper Loans (@ 95%)                        $--
     (b)   Investment-Mortgage Loans (@ 75%)            $--
     (c)   Seasoned Loans (@ 95%)                       $--
     (d)   Other Dry Borrowings (@ 98%)                 $--
     (e)   Wet Borrowings (@ 98%)                       $--
     (f)   Gestation Borrowings (@ 99%)                 $--
     (g)   Mortgage Securities (@ 99%)                  $--
     (h)   Borrowing Base for Mortgage
           Collateral       Total of
           Lines 1(a) through 1(g)                      $--

2.   Principal Debt of Warehouse Borrowings
     (a)   Against B-Paper Loans                        $--
     (b)   Against Investment-Mortgage Loans $
     (c)   Against Seasoned Loans                       $--
     (d)   Other Dry Borrowings                         $--
     (e)   Wet Borrowings                               $--
     (f)   Gestation Borrowings                         $--
     (g)   Mortgage Securities                          $--
     (h)   Principal Debt of Warehouse
           Borrowings       Total of Lines
           2(a) through 2(g)                            $--

3.   B-Paper Loans Availability
     (a)   B-Paper Sublimit                             $20,000,000
     (b)   Lesser of either Line 1(a) or Line 3(a)      $--
     (c)   Line 3(b) minus Line 2(a)
           Maximum Borrowings against
           B-Paper Loans if positive
           or Borrowing Excess if negative              $--

4.   Investment-Mortgage Loan Availability
     (a)   Investment-Mortgage Loan Sublimit            $10,000,000
     (b)   Lesser of either Line 1(b) or Line 4(a)      $--
     (c)   Line 4(b) minus Line 2(b)
           Maximum Borrowings against
           Investment-Mortgage Loans if
           positive or Borrowing Excess
           if negative                                  $--

5.   Other Dry Borrowing Availability
     (a)   Warehouse Sublimit                           $260,000,000
     (b)   Line 5(a) minus Lines 2(a), 2(b),
           2(c), 2(e), 2(f), and 2(g) $
     (c)   Lesser of either Line 1(d) or Line 5(b)      $--
     (d)   Line 5(c) minus Line 2(d)
           maximum other Dry Borrowings
           if positive or Borrowing
           Excess if negative                           $--

6.   Wet Borrowings Availability
     (a)   Wet Sublimit [30% of Line 5(a)]              $--
     (b)   Lesser of either Line 1(e) or Line 6(a)      $--
     (c)   Line 6(b) minus Line 2(e)
           Maximum Wet Borrowings
           if positive or Borrowing
           Excess if negative                           $--

7.   Gestation Borrowing Availability
     (a)   Gestation Sublimit [50% of Line 5(a)]        $--
     (b)   Lesser of either Line 1(f) or Line 7(a)      $--
     (c)   Line 7(b) minus Line 2(f)
           Maximum Gestation Borrowing
           if positive or Borrowing
           Excess if negative                           $--

8.   Seasoned Loan Availability
     (a)   Seasoned-Loan Sublimit                       $10,000,000
     (b)   Lesser of either Line 1(c) or Line 8(a)      $--
     (c)   Line 8(b) minus Line 2(c)
           Maximum Borrowings against
           Seasoned Loans if positive or
           Borrowing Excess if negative                 $--


The Principal Debt of Warehouse Borrowings to each Lender is as follows:


            Lender                                  Commitment
                                                   Percentage of     Share of
                                                      Line 5(a)      Line 2(h)
Bank One, Texas, N.A.                                    --%            $--
NationsBank of Texas, N.A.                               --%            $--
Texas Commerce Bank National Association                 --%            $--
Bank of America                                          --%            $--
NBD Bank                                                 --%            $--
PNC Bank, Kentucky, Inc.                                 --%            $--
The First National Bank of Maryland                      --%            $--
Guaranty Federal Bank, F.S.B.                            --%            $--
First Bank National Association                          --%            $--
First Union National Bank of North Carolina              --%            $--
SunTrust Bank, Atlanta                                   --%            $--


     In additional to the above, the total Commitment Usage does not exceed the lesser of either (i) the total Commitments or (ii) the total Borrowing Base.

                                           BANK ONE, TEXAS, N.A., AGENT


                                           By
                                              ----------------------------
                                           (Name)
                                                 -------------------------
                                           (Title)
                                                  ------------------------


AMENDED EXHIBIT C-6

COMPLIANCE CERTIFICATE

AGENT:     Bank One, Texas, N.A.                   DATE:             , 199
                                                         -----------       ---
ASSOCIATES:     Associates Mortgage Funding Corporation

RYLAND:         Ryland Mortgage Company

SUBJECT PERIOD:                        ended                     , 199
                ----------------------       -------------------      ---

     This certificate is delivered under the Restated Loan and Security Agreement (as renewed, extended, and amended, the "Loan Agreement") dated as of June 16, 1995, between Associates, Ryland, Agent, and certain lenders. Terms defined in the Loan Agreement have the same meanings when used (unless otherwise defined) in this certificate.

     Solely on behalf of the Company for which each undersigned officer has executed this certificate, that undersigned officer certifies to Agent and Lenders, that on the date of this certificate:

     1. That undersigned officer is the officer of that Company designated below.

     2. That Company's consolidated Financial Statements that are attached to this certificate were prepared in accordance with GAAP and present fairly that Company's consolidated financial position and results of operations as of and for the one, two, or three quarters of fiscal year, as the case may be, ending on the last day of the Subject Period.

     3. That undersigned officer supervised a review of that Company's activities during the Subject Period in respect of the following matters and has determined the following: (a) To that undersigned officer's best knowledge, except to the extent that (i) a representation or warranty speaks to a specific date or (ii) the facts on which a representation or warranty is based have changed by transactions or conditions contemplated or permitted by the Loan Papers, that Company's representations and warranties in Section 6 of the Loan Agreement are true and correct in all material respects, other than for the changes, if any, described on the attached Schedule 1; (b) that Company has complied with all of its obligations under the Loan Papers, other than for the deviations, if any, described on the attached Schedule 1; (c) no Default or Potential Default exists or is imminent, other than those, if any, described on the attached Schedule 1; and (d) that Company's compliance with the financial covenants in Section 9 of the Loan Agreement is accurately calculated on the attached Schedule 1.



(Name)                                      (Name)
       -----------------------------------        ----------------------------
(Title)                                     (Title)
       -----------------------------------        ----------------------------


SCHEDULE 1

      A.      Describe deviations from compliance with obligations, if any
clause 3(b) of attached Compliance Certificate      if none, so state:








      B.      Describe Potential Defaults or Defaults, if any      clause 3(c)
of the attached Compliance Certificate      if none, so state:









      C.      Calculate compliance with covenants in Section 9 at end of
Subject Period (on a consolidated basis)       clause 3(d) of the attached
Compliance Certificate:

                 Covenant                          At End of Subject Period
1.   Associates' Stockholders' Equity --
     9.1(a) (quarterly)
     (a)   Actual                                                  $
     (b)   Minimum                                                 $ 1,000,000
2.   Ryland's Adjusted-Net Worth --
     9.1(b) (quarterly)
     (a)   Stockholder's equity                                    $
     (b)   Minimum                                                 $30,000,000
3.   Ryland's Adjusted-Tangible-Net Worth --
     9.1(c) (quarterly)
     (a)   Subordinated long-term Debt maturing
           no earlier than 30 days after the
           Stated-Termination Date                       $
     (b)   Greater of either (i) 90% of Appraised
           Value of Eligible-Servicing Portfolio
           or (ii) 1% of Eligible-Servicing Portfolio,
           as applicable                                 $
     (c)   Net-book-value of Servicing Rights            $
     (d)   Goodwill, etc.                                $
     (e)   Patents, etc.                                 $
     (f)   Other intangibles                             $
     (g)   Actual -- Line 2(c) plus Lines 3(a)
           and 3(b) minus Lines 3(c) through 3(f)                  $
     (h)   Minimum                                                 $40,000,000
4.   Ryland's Leverage Ratio -- 9.2 (quarterly)
     (a)   Total liabilities                             $
     (b)   Repurchase obligations permitted
           to be excluded                                $
     (c)   Line 4(a) minus Line 4(b)                     $
     (d)   Actual -- Ratio of Line 4(c)
           to Line 3(g)                                              -- to --
     (e)   Maximum                                                  8.0 to 1.0
5.   Associates' Net Income -- 9.3 (annually)
     (a)   Actual                                                  $
     (b)   Minimum                                                 $1.00
6.   Ryland's Cash Flow -- 9.4 (rolling 4 quarters)
     (a)   Net income (exclude reported
           non-cash income) or loss                      $
     (b)   Amortization                                  $
     (c)   Depreciation                                  $
     (d)   Other noncash charges                         $
     (e)   Actual -- Total of Lines 6(a) through 6(d)              $
     (f)   Minimum                                                 $1.00
7.   Servicing Portfolio -- 9.5
     (a)   Actual -- Servicing Portfolio
           (Ryland and any Subsidiary)                             $-- billion
     (b)   Minimum                                                $3.0 billion
     (c)   Actual -- Eligible-Servicing
           Portfolio (Ryland only)                                 $-- billion
     (d)   Minimum                                                  $1 billion